Exhibit 10.15

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 15, 2020, among Viking Expedition Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Guaranteeing Subsidiary”), a subsidiary of Viking Cruises Ltd (or its permitted successor), an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended and supplemented to date, the “Indenture”), dated as of September 20, 2017 providing for the issuance of 5.875% Senior Notes due 2027 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.

GUARANTECE. The Guaranteeing Subsidiary hereby provides an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.

NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

4.	NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5.	COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.

THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP I LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

VIKING CRUISES CHINA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SUN LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SEA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

VIKING USA LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CATERING AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

VIKING SERVICES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	[Illegible]
Authorized Signatory

[Signature Page to Fourth Supplemental Indenture]